SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

American Locker Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-439	16-0338330
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2701 Regent Blvd., Suite 200

DFW Airport, Texas 75261

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 329-1600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, American Locker Group Incorporated (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2014. At the Annual Meeting, the Company’s stockholders approved the 2014 Stock Incentive Plan of American Locker Group Incorporated (the “Plan”). The Plan had previously been unanimously adopted by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting.

The Plan allows the Company to grant options to its employees and non-employee directors and 150,000 shares of common stock, $1.00 par value per share, have been reserved for issuance under the Plan. The Compensation Committee of the Company’s Board of Directors will determine the employee and non-employee directors who are eligible to participate in the Plan and receive awards, and approves grants for those employees and non-employee directors. Awards are subject to the terms, conditions and limitations as set forth in the Plan and as determined by the Compensation Committee.

A description of the material terms of the Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 14, 2014, under the heading “Proposal Three — Approval of 2014 Stock Incentive Plan of American Locker Group Incorporated,” which description is incorporated herein by reference. The description in the Proxy Statement and the description of the Plan contained herein are qualified in their entirety by reference to the complete terms and conditions of the Plan, which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2014, the Company held its Annual Meeting of Stockholders. At the annual meeting, the Company’s stockholders voted upon three proposals. The proposals are described in detail in the Proxy Statement. A brief description and the final results of the votes for each proposal are set forth below.

1. The Company’s stockholders elected all seven director nominees to serve as members of the Company’s board of directors, each to serve until the Company’s 2015 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified.

Nominee for Director	For	Withheld	Broker Non-Votes
Craig R. Frank	900,427	114,125	437,318
John E. Harris	797,896	216,656	437,318
Graeme L. Jack	705,445	309,107	437,318
Anthony B. Johnston	1,006,442	8,110	437,318
Paul B. Luber	808,349	206,203	437,318
Mary A. Stanford	896,962	117,590	437,318
Allen D. Tilley	903,934	110,618	437,318

2. The Company’s stockholders ratified the appointment of Travis Wolff, LLP as independent auditors of the Company for the fiscal year ending December 31, 2014.

For	Against	Abstain
1,435,747	708	15,415

3. The Company’s stockholders approved the 2014 Stock Incentive Plan of American Locker Group Incorporated.

For	Against	Abstain	Broker Non-Votes
569,368	331,237	113,947	437,318

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

          10.1   2014 Stock Incentive Plan of American Locker Group Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED

Date: May 15, 2014	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Chief Financial Officer